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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 28, 2004
(Date of earliest event reported)

                       Banc of America Funding Corporation
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                333-109285               56-1930085
 ---------------------------- ---------------------     -------------------
 (State or other jurisdiction (Commission File No.)        (IRS Employer
       of incorporation)                                Identification No.)

         214 North Tryon Street
        Charlotte, North Carolina                         21703
 --------------------------------------                ----------
 Address of principal executive offices                (Zip Code)

Registrant's Telephone Number, including area code (704) 386-2400

          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

        Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 9.01. Financial Statements and Exhibits

           (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
      (99)                                        Collateral Term Sheets,
                                                  Computational Materials
                                                  and Structural Term Sheets
                                                  prepared by Banc of America
                                                  Securities LLC in connection
                                                  with Banc of America Funding
                                                  Corporation, Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2004-B

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC OF AMERICA FUNDING CORPORATION


October 28, 2004

                                            By:    /s/ Scott Evans
                                                   ----------------------------
                                            Name:  Scott Evans
                                            Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

   (99)              Collateral Term Sheets, Structural           E
                     Term Sheets and Computational
                     Materials prepared by Banc of America
                     Securities LLC in connection
                     with Banc of America Funding
                     Corporation, Mortgage Pass-
                     Through Certificates, Series 2004-B

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